UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2025
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 10, 2025, Health Catalyst, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Traverse Merger Sub I, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“MergerSub I”), Traverse Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“MergerSub II”), Upfront Healthcare, Inc., a Delaware corporation (“Upfront”), and WT Representative LLC, solely in its capacity as the representative of the Upfront indemnifying parties.

Pursuant to the terms of the Merger Agreement, MergerSub I will merge with and into Upfront (the “First Merger”), and upon consummation of the First Merger, MergerSub I will cease to exist and Upfront will be the surviving corporation of the First Merger and become a wholly owned subsidiary of the Company. The surviving corporation of the First Merger will then merge with and into MergerSub II, which will continue to exist as a wholly owned direct subsidiary of the Company. Upon consummation (the “Closing”) of the transactions contemplated by the Merger Agreement (the “Mergers”), all outstanding shares of Upfront capital stock, warrants and options to purchase Upfront capital stock will be cancelled in exchange for the right to receive: (i) consideration of approximately $86 million, net of cash on hand (“Closing Consideration”), subject to customary transaction adjustments set forth in the Merger Agreement, and (ii) potential additional aggregate consideration of approximately $33.4 million (the “Earn-Out”) subject to the achievement of certain earn-out performance targets measured as of December 31, 2026 (the “Measurement Date”). Closing Consideration will consist of approximately $41.5 million of cash, net of cash on hand, and approximately 5,753,814 shares (“Closing Stock Consideration”) of newly issued shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). If achieved, any Earn-Out will be comprised of 37.5% cash and 62.5% shares of Common Stock (such shares of Common Stock, together with the Closing Stock Consideration, the “Stock Consideration”), with the maximum Earn-Out resulting in the payment of approximately $12.5 million in cash and approximately 2,699,121 shares of Common Stock. Notwithstanding the foregoing, any unaccredited stockholders holding shares of Upfront capital stock and unaccredited optionholders holding Upfront options shall receive cash in lieu of Stock Consideration. Any Earn-Out, if the relevant performance targets are achieved, will be issued and paid after the Measurement Date. The number of shares of Common Stock to be issued as Stock Consideration will be valued at the closing reference price of $7.734, which is equal to the average trading price of the Common Stock on the Nasdaq Global Select Market for the 35 consecutive trading day period ended January 8, 2025.

The Merger Agreement contains customary representations, warranties and covenants by the Company and Upfront. A portion of the aggregate consideration will be held back by the Company to secure the indemnification obligations of the Upfront securityholders. The Closing is subject to customary closing conditions, including, but not limited to, (a) receipt by Upfront of the requisite approval of Upfront stockholders and (b) the receipt of specified regulatory approvals and the expiration or termination of applicable waiting periods, including the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended. The Closing is expected to occur during the Company’s quarter ending March 31, 2025.

The issuance of shares of Common Stock as Stock Consideration will be made in accordance with the terms and subject to the conditions set forth in the Merger Agreement and in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act of 1933, as amended, and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated thereunder. The issuance and sale is not being conducted in connection with a public offering, and no public solicitation or advertisement will be made or relied upon in connection with the issuance of the shares.

The Merger Agreement provides customary termination rights, including, but not limited to, (a) both parties may terminate the Merger Agreement by mutual written consent, (b) either the Company or Upfront may terminate the Merger Agreement if, among other events, (i) the First Merger has not occurred on or before February 25, 2025, (ii) there is an order or any other action preliminarily or permanently enjoining or otherwise prohibiting the consummation of the Merger, or (iii) the other party breaches any of its representations, warranties, or covenants in the Merger Agreement, and such breach is not cured within 20 business days of written notice of such breach, such that closing conditions related thereto cannot be satisfied; and (c) the Company may terminate the Merger Agreement if any event has occurred or circumstance exists on or before the Closing that has had or can reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) on Upfront.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On January 13, 2025, the Company issued a press release regarding its entry into the Merger Agreement (“Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished pursuant to this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On January 13, 2025, the Company published its J.P. Morgan 2025 Healthcare Conference presentation (“Presentation”) on its investor relations website (https://ir.healthcatalyst.com/), including certain preliminary estimated 2024 results and forward-looking commentary (“Excerpt”). Copies of the Presentation and Excerpt are filed herewith as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected completion of the transactions contemplated by the Merger Agreement and the time frame in which this will occur as well as information related to the Company’s preliminary estimated 2024 results and forward-looking commentary. Any forward-looking statements contained in this Current Report on Form 8-K are based upon the Company’s historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties, and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including the anticipated Closing and related transactions described herein, the time frame of the Closing, failure to obtain regulatory approval with respect to the Mergers, the failure of other conditions to Closing not being satisfied, the potential impact on the business of Upfront due to the announcement of the Mergers, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, changes under the Company’s financial performance, including expectations regarding its results of operations, unexpected or otherwise unplanned events, and the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10‑K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Except as required by law, the Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release

99.2	Presentation

99.3	Excerpt

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: January 13, 2025	By:	/s/ Jason Alger
Jason Alger

Chief Financial Officer